A Lifestyle Apparel Brand

"Victory & Love"


VLOV

VLOV, Inc.

(OTCBB: VLOV)

VLOV
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Disclosure

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Safe Harbor Statement

This presentation contains forward-looking statements that are based on the beliefs of our management, and involve risks and uncertainties, as well as assumptions, that, if they ever materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The words "believe," "expect," "anticipate," "project," "targets," "optimistic," "intend," "aim," "will" or similar expressions are intended to identify forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; and any statements of assumptions underlying any of the foregoing. All forward-looking statements included in this presentation are based on information available to us on the date of this presentation. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Introduction

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- VLOV, Inc., a brand manager, designs, sources and markets casual, fashion-forward apparel for men in the People's Republic of China
- Solid brand equity among Chinese consumers
- Strong profit margins through unique operating model
- Based in Xiamen, Fujian Province, PRC
- Ticker: OTCBB:VLOV
- Attorney: Richardson & Patel LLP
- Auditor: Crowe Horwath & Co

Select Financials

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OTCBB Symbol	VLOV
Fiscal Year	December 31
Share Price (9/13/10)	$3.70
Common Shares Outstanding (1) Preferred Shares (2) Warrants/Average Exercise Price	17.8M 1.6M 1.7M/$3.43
Market Capitalization	$65.9M
Management Ownership (Based on Fully Diluted Shares)	45.2%
Revenue 2009	$64.3M +24.0% YOY
Adjusted Net Income 2009 (3) (unaudited)	$9.4M +2.6% YOY
Adjusted EPS 2009 (3) (unaudited)	$0.59 - 6.3% YOY
Weighted Average Diluted Shares 2009	$15.9M + 7.5% YOY
Revenue - 3 Months Ended 6/30/10 (unaudited)	$17.9M +27.0% YOY
Adjusted Net Income - 3 Months Ended 6/30/10 (4) (unaudited)	$2.3M No Change YOY
Adjusted EPS - 3 Months Ended 6/30/10 (4) (unaudited)	$0.13 - 8.0% YOY
Weighted Average Diluted Shares 6/30/10	17.4M
(1) As of August 26, 2010 *(2) Automatically converts to common stock upon Nasdaq Listing.* *(3) Adjusted net income excludes $1.0M gain on the change in fair value of a derivative liability. Adjusted EPS excludes the impact of a deemed dividend of $4.0M on Series A Convertible Preferred Stock.* *(4) Excludes non-cash gain of $2.2M related to the change in fair value of warrants.*	

2010 Financial Guidance

($ in millions except Adjusted EPS)

	Estimated Range FYE 12/31/10	Estimated YOY Increase
Revenues	$71.0 - $75.0	10.4% - 16.6%
Gross Profit	$25.9 - $27.8	11.3% - 19.5%
Gross Margin	36.4% - 37.0%	0.6% - 2.2%
Operating Income	$17.7 - $18.9	30.7% - 39.6%
Operating Margin	24.9% - 25.3%	18.0% - 19.9%
Adjusted Net Income (1)	$13.2 - $14.2	39.9% - 50.5%
Adjusted EPS (2)	$0.68 - $0.73	15.3% -23.7%
Diluted Average Shares Outstanding	19,464,678	22.1%

(1) Adjusted net income and adjusted earnings per share are non-GAAP measures that the Company uses as a metric to provide information about its operating trends and are considered important metrics in evaluating its business. The Company defines adjusted net income and adjusted earnings per diluted share as net income excluding non-cash gains or losses incurred from certain non-recurring items, including the change in fair value of warrant liability and deemed preferred stock dividends.

(2) Weighted average diluted shares assumes the conversion of all preferred shares to common stock, but does not take into account the dilutive effect of the Company's 1.7M outstanding common stock warrants.

VLOV is a Brand Manager

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- VLOV represents Victory and Love, a reflection of a successful life
- Lifestyle brand targeting middle-class, male Chinese consumers ages 20 to 45
- Focused sales strategy includes 12 exclusive distributors who sell through distributor's 519 Points of Sale (franchise model)
- Emphasis on fashion-forward designs
  - Look is similar to Hugo Boss and Calvin Klein
- Strong brand recognition in PRC

Brand Built by CEO/Chief Designer

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- VLOV brand founded in 2002
- More than 20 years of apparel experience
- China Fashion Week's 2009 Menswear Design Award
- Renowned in China
- Launched premium Richard Wu line in 2009
  - Higher ASP's
  - Accelerating sales trend

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Compelling Consumer Market

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- VLOV's target demographic
  - 20 to 45 year old fashion-conscious men, which accounts for nearly 400 million people in China (25% of total population)
  - Middle to upper income, who are becoming more sophisticated and scrutinizing about brands they buy
  - China's wealthiest consumers are 25 to 44 years old
  - Males drive purchasing decision

- Global luxury brands more expensive in China than in the U.S.


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China Men's Apparel Market

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- *Euromonitor* forecasts a 17.7% CAGR in China's retail sales of men's wear from 2006 to 2011, greatly surpassing women's apparel (CAGR: 11.7%) in the period

Retail Sales of Apparel in China (2006-2011E)



(Rmb Bn)
1,600
1,400
1,200
1,000
800
600
400
200
0
Menswear 2006-11 CAGR: 17.7%
2006
2007
2008
2009E
2010E
2011E
Children
Women's wear
Men's wear

Source: Euromonitor

China Men's Apparel Market (cont'd)

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- Retail sales of local brands jumped 35.6% year-over-year in 2008 and are forecast to post a 24% CAGR in the 2009-2011 period
- 56% of the market share of men's wear is still "up for grabs" for branded lines of apparel.

Retail Sales of Local Menswear Brands in China (2006-2011E)

Source: Frost & Sullivan

Brand/Market Positioning


Fashion
Gucci
Armani
CR-31
VLOV
Hugo Boss
Prada
Jack Jones
Calvin Klein
Zara
Cabbeen
DKNY
Agnes B
H&M
Value
Luxury
Gap
Basic

Product Mix (% of 2009 Revenue)

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Accessories
10%
T-Shirts
16%
Cotton Wear
5%
Jackets
15%
Shirts &
Windbreakers
24%
Jeans
30%

Prices range from U.S. $26 to $220

Distribution Strategy Drives Strong Margins and Cash Flow

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- VLOV has 12 Exclusive Distributors across northern, central and southern China
  - 519 Points of Sale under the VLOV brand name as of the end of Q2 2010
  - Free-standing stores, shop-in-shops, counters, concessions
  - Over 200 concessions and counters were closed by distributors since March 31, 2010
  - Distributors expected to open 30 – 40 high end, stand alone stores by end of 2010
- VLOV maintains control over advertising and marketing activities from its headquarters; 44-person sales & marketing team
- 30,000 square foot manufacturing and distribution facility located in Yinglin, Fujian
  - R&D; production of specialty products
- More than 80% of mainline production is outsourced, improving working capital utilization

Product Distribution Agreements

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- 12 Exclusive Distributor Agreements covering 12 Provinces
  - Franchise Model
  - Distributors responsible for financing store build out and maintenance costs
  - Distributors purchase VLOV product directly from company; responsible for inventory
- Ability to leverage regional expertise and achieve economies of scale
  - Maintains solid brand recognition and drives strong margins
- Management and operational guidelines ensure consistency of brand image and store appearance
- All 519 Points of Sale (POS) exclusive to VLOV
- Distributors expected to open 30-40 high end, stand alone stores by end of 2010

Strong Margins

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70%
60%
50%
40%
30%
20%
10%
0%
36%
36%
36%
38%
24%
21%
26%
22%
2008
2009
6 Months Ended 6/30/2009 (unaudited)
6 Months Ended 6/30/2010 (unaudited)
Gross Margin
Operating Margin

Points of Sale

- Located in Tier II and Tier III cities throughout China
- Currently 519 free standing stores, store-in-stores, concessions and counters
- Distributors plan to add 30-40 high end, stand alone store locations by the end of 2010
- As of Q2 2010, the most profitable provinces as a percentage of sales are Zhejiang (20%), Hubei (13%), Jiangxi (12%), Shandong (11%) and Yunnan (10%).


HEILONGJIANG
JILIN
XINJIANG
LIAONING
Beijing
GANSU
INNER MONGOLIA
Tianjin
HEBEI
SHANXI
NINGXIA
QINGHAI
SHANDONG
TIBET
SHAANXI
HENAN
JIANGSU
Shanghai
ANHUI
SICHUAN
HUBEI
Chongqing
ZHEJIANG
HUNAN
JIANGXI
GUIZHOU
FUJIAN
YUNNAN
GUANGXI
GUANGDONG
HAININ

Older Points of Sale


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30 4:26PM




V·LOV

New Generation Store


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New Generation Store



Model Store (Distributor Showroom)



Model Store (Distributor Showroom)



Model Store (Distributor Showroom)


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Marketing Strategies

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- Allocate approximately 8 -10% of annual revenues to marketing & advertising
- Advertise in fashion publications, local newspapers, outdoor venues and mall kiosks
- To sponsor events, television programs and movies aimed at target demographic
- Host VLOV fashion shows and promotional events
- Continue to build brand recognition through 44-person sales & marketing staff

VLOV Fashion Show


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VLOV Fashion Show


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Growth Initiatives

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- Continue to evolve VLOV's lifestyle brand positioning
  - Fashion-forward
  - Elegant, stylish, casual chic
  - Refurbish selected points of sale
  - Transition to more stand alone store locations
- Extend price points to reach a broader consumer base
- Expand depth of product offerings and increase SKUs
- Broaden retail network through additional distribution agreements
- Increase brand promotion, marketing and advertising
- Distributors are expected to open an additional 30 – 40 high end, stand alone store locations by the end of 2010

Financial Performance

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- VLOV has produced strong revenue growth and profitability

($000s)	FYE Dec-31-2008	FYE Dec-31-2009	6 Months Ended Jun-30-2010 (unaudited)
Revenue	$51,867	$64,343	$36,013
Gross Profit	$18,551	$23,263	$13,759
Gross Margin	*36%*	*36%*	*38 %*
Operating Income	$12,302	$13,569	$7,819
Operating Margin	*24%*	*21%*	*22%*
Adjusted Net Income (unaudited)	$9,193	$9,436 (1)	$5,719 (2)
Adjusted EPS (unaudited)	$0.63	$0.59 (1)	$0.13 (2)
Weighted Average Diluted Shares	*14,560,000*	*15,949,034*	*17,384,002*

(1) Adjusted net income and EPS excludes the $1.0M gain on the change in fair value of a derivative liability relating to the company's warrants and the impact of a deemed dividend of $4.0M on Series A Convertible Preferred Stock. (2) Excludes a non-cash loss of $175,000 related to the change in fair value of a derivative liability relating to the company's warrants.

Balance Sheet Highlights

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The Company has the financial flexibility to pursue its growth plans

($000s)	FYE Dec-31-2008	FYE Dec-31-2009	Q2 Jun-30-2010 (unaudited)
Cash and cash equivalents	$2,863	$11,036	$9,540 (1)
Working Capital	$6,230	$16,815	$22,525
Total Assets	$12,647	$27,241	$33,080
Total Liabilities	$5,078	$5,588(1)	$5,584 (2)
Shareholders' Equity	$7,569	$17,969	$23,656

The Company completed a $9.9 M capital raise in the fourth quarter of 2009.

(1) Cash balance as of August 13, 2010.
(2) Excludes $3,684 and $3,840 in derivative liabilities relating to the company's outstanding warrants as of December 31, 2009 and June 30, 2010, respectively.

Experienced Management Team

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- **Qingqing Wu – Chairman and CEO**, graduated from Xiamen Jimei School of Light Industry in 1990 with a major in apparel design and received a Masters in Business Administration from Tsing-Hua University in 2007. Mr. Wu also serves as the Standing Director of the First Committee of the Association of Fabric & Apparel in Jinjiang City.

- **Bennet Tchaickovsky – CFO**, has more than 19 years of experience in financial management, SEC reporting, U.S. exchange listings, corporate governance, financial transactions and investor relations. He received his B.A. in Business Economics from the University of California at Santa Barbara and a J.D. from Southwestern University School of Law. For the past 3 years, Mr. Tchaikovsky has specialized in Chinese companies that are publicly traded on U.S. exchanges. He was instrumental in the uplisting process from OTCBB to NASDAQ for SkyStar Bio-Pharmaceutical Company (NASDAQ:SKBI) and China Jo-Jo Drugstores (NASDAQ: CJJDD).

- **Dr. Jianwei Shen – Director**, holds a Doctorate of Economics and Management from China Agricultural University, a Doctorate of Philosophy from Hohenheim University in Germany, a Master's Degree in Economics and Management from Beijing Agricultural University and a Bachelor's Degree in Agricultural Economics from Beijing Agricultural University. Since 2006, Dr. Shen has been an independent director and a member of the Audit Committee of the China Essence Group Ltd., a company listed on the Singapore Exchange. Dr. Shen is also a member of the Specialist Advisors to the City of Jinjiang, Fujian.

- **Yuzhen Wu – Director of Production**, graduated from Huaqiao University in 1998 with a major in Business Management. Mr. Wu has been working with the Group since 1998. He has been the director of the general production management since 2006.

Investment Summary

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- Proven brand manager with exclusive focus on fast growing China market
- Franchise business model provides optimal leverage
  - Ability to expand distribution and brand reach without significant capital expenditures or external financing
- Operating strategy drives strong gross profit and operating margins
- Strong, predictable free cash flow
- Experienced and talented management team
  - CEO more than 20 years of apparel experience
  - VLOV awarded China Fashion Week's 2009 Menswear Design Award

Investor Relations/ Company Contact

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Investor Relations:
Howard Gostfrand
American Capital Ventures, Inc.
305.918.7000
info@amcapventures.com

Company Contact:
Bennet Tchaikovsky
Chief Financial Officer
310.622.4515
bennet@vlov.net